UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2023

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza, New York, New York	10119
(Address of Principal Executive Offices)	(Zip Code)

(973) 305-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VLY	Nasdaq Global Select Market
Non-Cumulative Perpetual Preferred Stock, Series A, no par value	VLYPP	Nasdaq Global Select Market
Non-Cumulative Perpetual Preferred Stock, Series B, no par value	VLYPO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on April 25, 2023. On the record date of February 27, 2023, there were 507,748,997 shares of the Company’s common stock outstanding. A total of 462,283,659 shares were present or represented by proxy at the meeting. The Company’s shareholders took the following actions:

Proposal #1 – Voted on the election of 13 persons, named in the Proxy Statement, to serve as directors of the Company for the ensuing year constituting the entire Board of Directors. The following is a list of directors elected at the Annual Meeting with the number of votes “For,” “Against,” “Abstain” and “Broker Non-Votes,” as well as the percentage of votes cast “For” each director nominee.

	Number of Votes
Name	For	% For	Against	Abstain	Broker Non-Votes
Andrew B. Abramson	397,832,777	97.97	8,228,869	958,999	55,263,014
Peter J. Baum	401,291,951	98.81	4,794,520	934,174	55,263,014
Eric P. Edelstein	398,200,132	98.06	7,868,653	951,860	55,263,014
Dafna Landau	403,549,152	99.40	2,419,150	1,052,343	55,263,014
Marc J. Lenner	367,387,733	90.47	38,666,516	966,396	55,263,014
Peter V. Maio	402,700,232	99.18	3,289,312	1,031,101	55,263,014
Avner Mendelson	401,457,126	98.88	4,543,600	1,019,919	55,263,014
Ira Robbins	395,201,643	97.29	10,987,667	831,335	55,263,014
Suresh L. Sani	397,191,823	97.84	8,763,763	1,065,059	55,263,014
Lisa J. Schultz	400,082,516	98.51	6,036,290	901,839	55,263,014
Jennifer W. Steans	402,045,559	99.00	4,053,338	921,748	55,263,014
Jeffrey S. Wilks	381,127,353	93.86	24,911,255	982,037	55,263,014
Dr. Sidney S. Williams, Jr.	402,004,873	99.01	4,004,502	1,011,270	55,263,014

Proposal #2 – Approved, on an advisory basis, the compensation of the Company’s named executive officers. The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
For	397,281,942	98.03
Against	7,982,195	1.96
Abstained	1,756,808
Broker Non-Votes	55,263,014

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Proposal #3 – Voted, on an advisory basis, in favor of holding an advisory vote on executive compensation every “1 Year.” The number of shares voted for “1 Year,” “2 Years” and “3 Years,” as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
1 Year	381,858,327	94.07
2 Years	1,274,129	0.31
3 Years	22,778,910	5.61
Abstain	1,109,279
Broker Non-Votes	55,263,014

In light of the outcome of the vote on the frequency of advisory votes on executive compensation, the Company has made the determination to continue to hold the advisory vote on executive compensation on an annual basis until the next required vote on the frequency of such votes. Accordingly, the next shareholder advisory vote on executive compensation will be held at the Company’s 2024 Annual Meeting of Shareholders.

Proposal #4 – Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
For	457,978,020	99.43
Against	2,606,011	0.56
Abstained	1,699,628
Broker Non-Votes	0

Proposal #5 – Approved the Valley National Bancorp 2023 Incentive Compensation Plan. The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
For	384,379,080	94.83
Against	20,941,259	5.16
Abstained	1,700,306
Broker Non-Votes	55,263,014

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2023	VALLEY NATIONAL BANCORP

	By:	/s/ Gary Michael
Gary Michael
Executive Vice President, General Counsel & Corporate Secretary

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